UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2012

BANCFIRST CORPORATION
(Exact name of registrant as specified in its charter)

OKLAHOMA	0-14384	73-1221379
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 North Broadway, Oklahoma City, Oklahoma	73102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(405) 270-1086

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 15, 2012, Joe T. Shockley, Jr., CFO, resigned to become CFO of Stillwater National Bank.

Effective immediately (November 15, 2012), Randy Foraker, EVP and Chief Risk Officer of BancFirst, has been appointed Interim Chief Financial Officer. Mr. Foraker has been an officer of the Company for over 25 years and has previously served in this role. He is 56 years old and since 2003 has served as EVP, Chief Risk Officer, and Assistant Secretary of both BancFirst Corporation and BancFirst, its principal subsidiary, and will continue to serve in these positions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BancFirst Corporation
(Registrant)

November 16, 2012	/s/ David E. Rainbolt
David E. Rainbolt
Chief Executive Officer
(Principal Executive Officer)